EXHIBIT  32.2
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Financial Officer of Puget Technologies, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Puget Technologies, Inc. for the quarter ended April 30, 2015.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Puget Technologies, Inc. as of April 30, 2015.

This Certification is executed as of June 15, 2015.

By:	/s/Thomas M Jaspers
Thomas M Jaspers CFO (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Puget Technologies, Inc. and will be retained by Puget Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.